                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Tax Free Fund of Vermont, Inc.
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
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    (2) Aggregate number of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
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    (5) Total Fee Paid:
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    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
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    (2) Form, Schedule or Registration Statement No.:
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    (3) Filing Party:
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    (4) Date Filed:
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

                         TAX FREE FUND OF VERMONT, INC.
                                128 MERCHANTS ROW
                             RUTLAND, VERMONT 05701

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Tax Free Fund of Vermont, Inc.:

     NOTICE IS HEREBY GIVEN that the annual meeting of the Shareholders (the Meeting) of Tax Free Fund of Vermont, Inc. ( the Fund) will be held at the Cortina Inn, Mendon, Vermont 05701, on December 29, 1998 at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the meeting or any adjournments thereof.

    1. To vote on the election of three directors to hold office until the next annual meeting of the shareholders of the Fund.

    2. To ratify the selection of Tait, Weller & Baker as the Fund's independent auditors.

    3. To ratify changes made to the investment advisory agreement by the Fund to reduce the advisory fee to be paid to the adviser on total net assets of the Fund in excess of $10 million and to allow the Fund added flexibility to pay accrued advisory fees.

     The Board of Directors of the Fund has fixed the close of business on November 17, 1998 as the record date for the determination of the Shareholders of the Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Directors,

GLENN S. MORGAN, Secretary


December 4, 1998



                             YOUR VOTE IS IMPORTANT-
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IN ORDER TO AVOID UNNECESSARY EXPENSE TO THE FUND, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER THE NUMBER OF SHARES YOU MAY HOLD.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Directors of the Tax Free Fund of Vermont, Inc. (the Fund) to be used at the Annual Meeting of Shareholders of the Fund and any adjournments thereof (the Meeting), to be held December 29, 1998 at 9:00 a.m. at the Cortina Inn, Route 4, Mendon, Vermont 05701. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about December 4, 1998. Supplementary solicitations may be made by mail, telephone or by personal interview by representatives of the Fund. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the Fund. The Fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

     If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Directors that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of a proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

     If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

A copy of the Fund's annual report for the fiscal year ended December 31, 1997 has been mailed or delivered to each shareholder entitled to vote at the Meeting.

The principal executive office of the Fund is 128 Merchants Row, Rutland, Vermont 05701.

     On November 17, 1998 there were 914,020 shares of the Fund issued and outstanding. Mr. Justin Mueller, Main Street, Manchester, Vermont 05254-0646 owned beneficially 59,779 shares or 6.55% of the outstanding shares of the Fund on that date. To the knowledge of the Fund, no other shareholder, owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date. Also, as of November 17, 1998, the Directors and officers of the Fund owned, in the aggregate, less than 1% of the Fund's total outstanding shares. Shareholders of record at the close of business November 17, 1998 will be entitled to vote at the Meeting. The Fund issues full shares and fractional shares computed to the nearest 1/1000 of a share. Each such shareholder will be entitled to a number of votes equal to the number of full shares and a fractional vote equal to any fractional share held on that date.

1. TO ELECT A BOARD OF DIRECTORS OF THE FUND

     The Fund's articles of association and bylaws provide that the Fund shall have a Board of three Directors. It is intended that the enclosed proxy card will be voted for the election of the three nominees for Director listed below, unless such authority is withheld by the proxy card.

     The three nominees named below are currently Directors of the Fund and have served in that capacity since being appointed initial Directors upon the incorporation of the Fund. None of the nominees is related to one another, and each has consented to serve as Director if elected. The nominee indicated by an asterisk (*) is an "interested person" of the Fund by virtue of affiliation with the Fund's investment adviser, Vermont Fund Advisors, Inc.

(a) Except as otherwise indicated, each individual has held the office shown for the last five years:

                                                                      YEAR OF
NOMINEE                                                             ELECTION OR
 (AGE)                      PRINCIPAL OCCUPATION (A)                APPOINTMENT
 -----                      ------------------------                -----------

STEPHEN A. CARBINE          is Vice President, Kinney,                  1991
98 Merchants Row            Pike Bell & Conner, Inc.,
Rutland, VT 05701           (Insurance Brokers)
(57)

JOHN T. PEARSON*             President and Treasurer, is                1991
110 Merchants Row            President of Vermont Fund
Rutland, Vermont 05701       Advisers,Inc. (Investment Adviser)
(54)                         Prior to 1991, he was Vice
                             President Finance & Administration for
                             Vermont Yankee Nuclear Power
                             Corporation.

WINFRED A. THOMAS             is Vice President, Clinton F.               1991
87 North Main Street          Thomas Agency (Insurance Brokers).
Rutland, Vermont 05701
(49)

     If elected, each of the Directors will hold office for one year and until any successor is elected and qualified except that (a) any Director may resign and (b) any Director may be removed for cause by vote of the majority of shareholders then entitled to vote at a shareholders meeting called for such purpose. In case a vacancy shall for any reason exist, then the majority of the remaining Directors may elect a Director. A Director so elected to fill a vacancy is elected for the unexpired term of his/her predecessor in office. There will be annual meetings of shareholders for the purpose of electing Directors.

     The Fund's Board, which is currently composed of two non-interested Directors and one interested Director, met three times during the fiscal year ended December 31, 1997 and three times to date during the fiscal year ending December 31, 1998. It is expected that the nominated Directors will meet at least four times a year at regularly scheduled meetings. If the above nominees are elected, the Fund's Board will consist of two non-interested Directors and one interested Director.

     As a group, the non-interested Directors received $2,100.00 of fees and expenses from the Fund in their capacities as Directors during the fiscal year ended December 31, 1997.

     The Fund's Board has not established any committees.

2. TO RATIFY THE SELECTION OF TAIT, WELLER & BAKER AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998.

     By a vote of the non-interested Directors, the firm of Tait, Weller & Baker has been selected as independent accountants for the Fund, to sign or certify any financial statements of the Fund required by any law or regulation to be certified by an independent public accountant and filed with the Securities and Exchange Commission ( the SEC) or the State of Vermont in respect of all or any part of the fiscal year ended December 31, 1998. Pursuant to the 1940 Investment Company Act (the 1940 Act), such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Directors is subject to the right of the Fund by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Tait, Weller & Baker has advised the Fund that it has no direct or material indirect ownership interest in the Fund.

     The services provided to the Fund include (1) audits of annual financial statements and limited review of unaudited semi-annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of the Fund. In selecting the Fund's accountants, the Board of Directors of the Fund reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence. Representatives of Tait, Weller & Baker are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO RATIFY CHANGES MADE TO THE INVESTMENT ADVISORY AGREEMENT BY THE FUND TO REDUCE THE ADVISORY FEE TO BE PAID TO THE ADVISER ON TOTAL NET ASSETS OF THE FUND IN EXCESS OF $10 MILLION AND TO ALLOW THE FUND ADDED FLEXIBILITY TO PAY ACCRUED ADVISORY FEES.

     By a vote of the non-interested Directors of the Fund, effective with the renewal on May 31, 1998 of the investment advisory agreement between the Fund and its adviser, Vermont Fund Advisors, Inc. ("VFA"), the Fund and VFA agreed
(a) to a reduction, from seven-tenths of one percent (0.7%) to six-tenths of one percent (0.6%), in the advisory fee payable to VFA by the Fund on total net assets of the Fund in excess of $10 million and (b) to allow the Fund to pay advisory fees to VFA as and when accrued but not less frequently than monthly.

     As of October 31, 1998 the Fund had total net assets of $9.451 million and therefore the reduction in advisory fees has no immediate effect upon the fee paid by the Fund for advisory services. Assuming the Fund's total net assets continue to increase, the Fund will realize a reduction in advisory fees of $1,000 annually for each $1 million in total net assets in excess of $10 million. Such a reduction will continue to implement the ongoing efforts of the Fund to reduce the fees and expenses of the fund and increase the total return and yield earned by the Fund's shareholders.

     The Fund accrues the advisory fee due to VFA on a daily basis. The amendment to the investment advisory agreement allows the Fund to pay such accrued fee to VFA as and when accrued instead of at the beginning of the next succeeding month. This amendment provides more timeliness and flexibility to VFA with regard to the costs incurred by VFA in managing and operating the business of the Fund.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgement of the persons therein designated.

                   SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a for the Fund's 1999 annual shareholders' meeting should send their written proposals addressed to the Secretary, Tax Free Fund of Vermont, Inc., 128 Merchants Row, Rutland, Vermont 05701 no later than October 1, 1999.








              Vote this proxy card TODAY! Your prompt response will
               save your Fund the expense of additional mailings.

           RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE OR MAIL TO:

                            TAX FREE FUND OF VERMONT
                                128 Merchants Row
                             Rutland, Vermont 05701

TAX FREE FUND OF VERMONT, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned, revoking previous proxies, hereby appoints Stephen A. Carbine, John T. Pearson and Winfred A. Thomas, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Tax Free Fund of Vermont, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the Cortina Inn, Route 4, Mendon, Vermont 05701, on December 29, 1998 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of Meeting and the accompanying Proxy Statement is hereby acknowledged.


                                          NOTE: Please sign exactly as your
                                          name appears on this Proxy. When
                                          signing in a fiduciary capacity,
                                          such as trustee, custodian, etc.,
                                          please so indicate. Corporate and
                                          partnership proxies should be
                                          signed by an authorized person
                                          indicating the person's title.

                                          Date ______________________ , 199_
                                               _____________________________
                                               _____________________________

                                          Signature(s) (Title(s), if applicable)
                                          PLEASE SIGN, DATE AND RETURN
                                          PROMPTLY IN THE ENCLOSED ENVELOPE


                                 SEE OTHER SIDE







Please refer to the Proxy Statement discussion of each of these matters. If no SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

1. To elect the three nominees specified below as       __ FOR all nominees          __ WITHHOLD
   Directors: Stephen A. Carbine, John T. Pearson       listed (except as marked     authority to vote
   and Winfred A. Thomas.                               to the contrary below)       for all nominees


   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
   THE NOMINEE(S) ON THE LINE BELOW.)

------------------------------------------------------------------------------------------------------

2. To ratify the selection of Tait, Weller & Baker as              FOR___     AGAINST___    ABSTAIN___
   independent accountants of the Fund for the fiscal
   year ended December 31, 1998.


3. To ratify changes made to the investment advisory               FOR___     AGAINST___    ABSTAIN___
   by the Fund to reduce the advisory fee to be paid to
   the adviser on total net assets of the Fund in excess
   of $10 million and to allow the Fund added flexibility
   to pay accrued advisory fees.